UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) June 30, 2007
DEVELOPERS DIVERSIFIED REALTY CORPORATION
(Exact name of registrant as specified in its charter)

Ohio	1-11690	34-1723097

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3300 Enterprise Parkway, Beachwood, Ohio	44122

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (216) 755-5500
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Financial Statements and Exhibits
SIGNATURES

Item 9.01 Financial Statements and Exhibits
As reported by the Company in its Current Report on Form 8-K dated and filed on February 27, 2007, the Company consummated the merger of its subsidiary with Inland Retail Real Estate Trust, Inc. (“IRRETI”) and the funding of the joint venture with TIAA-CREF (“TIAA-CREF Joint Venture”) and related financing arrangements associated with the transaction. This Current Report on Form 8-K is being filed to update the pro forma financial information for the six months ended June 30, 2007 and the year ended December 31, 2006. The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the historical financial statements and notes thereto included in the Company’s Form 10-Q for the six months ended June 30, 2007 and Form 8-K dated June 30, 2007 and filed on November 9, 2007 (which financial statements reflect the impact of property sales as discontinued operations pursuant to the provisions of SFAS 144 — “Accounting for the Impairment or Disposal of Long Lived Assets”) for the year ended December 31, 2006.
On February 27, 2007, the Company and IRRETI consummated the transactions contemplated by the agreement and plan of merger, dated October 20, 2006 (the “Merger Agreement”), among the Company, a subsidiary of the Company and IRRETI. Pursuant to the Merger Agreement, the Company acquired IRRETI for a total merger consideration of $14.00 per share plus accrued but unpaid dividends for the month of February in cash, prorated in accordance with the Merger Agreement. As previously announced, the Company elected to pay the merger consideration to the IRRETI stockholders through a combination of $12.50 in cash and $1.50 in common shares of the Company, which equates to a 0.021569 common share of the Company. The Company acquired more than 300 assets at a total enterprise value of approximately $6.2 billion, including approximately $3.0 billion of value related to retail centers sold to the TIAA-CREF Joint Venture discussed below.
Immediately prior to the consummation of the transaction contemplated by the Merger Agreement, the Company funded a joint venture with an affiliate of TIAA-CREF that purchased 66 community retail centers from IRRETI for approximately $3.0 billion in total asset value. An affiliate of TIAA-CREF contributed 85% of the equity in the joint venture, and an affiliate of the Company contributed 15% of the equity in the joint venture. In addition to its distributions from the joint venture, the Company will receive certain fees for asset management, leasing, property management, development/tenant coordination and an initial acquisition fee.
The consolidated financial statements of IRRETI for the three-year period ended December 31, 2006 were included in the Company’s Current Report on Form 8-K dated and filed on February 27, 2007.
In June 2007, the Company sold 17 shopping center assets, previously acquired from IRRETI, to a third party.
In the second quarter of 2007, the Company formed DDR Domestic Retail Fund I (the “Fund”), a sponsored, fully-seeded commingled fund. The Fund acquired 63 shopping center assets aggregating 8.3 million square feet (the “Portfolio”) from the Company and a joint venture for approximately $1.5 billion. The Portfolio is comprised of 54 assets acquired by the Company through its acquisition of IRRETI, seven assets formerly held in a joint venture with Kuwait Financial Centre (“DDR Markaz LLC Joint Venture”), in which the Company had a 20% ownership interest, and two assets from the Company’s wholly-owned portfolio. As the Company does not have economic or effective control, the Fund is accounted for using the equity method of accounting. The pro forma adjustments for the contribution of assets are reflected herein.

Exhibits and Pro Forma Financial Information (unaudited)
(b)	Pro Forma Financial Information

Unaudited pro forma financial information for the Company is presented as follows:
•	Pro forma condensed consolidated statement of operations for the six months ended June 30, 2007

•	Pro forma condensed consolidated statement of operations for the year ended December 31, 2006

•	Estimated twelve-month pro forma statement of taxable net operating income and operating funds available for the twelve months ended December 31, 2006

DEVELOPERS DIVERSIFIED REALTY CORPORATION
INDEX TO PRO FORMA FINANCIAL STATEMENTS
June 30, 2007
(Unaudited)

Condensed Consolidated Statement of Operations for the Six Months ended June 30, 2007	F-3
Condensed Consolidated Statement of Operations for the Year ended December 31, 2006	F-9
Estimated Twelve-Month Pro Forma Statement of Taxable Net Operating Income and Operating Funds Available	F-15

DEVELOPERS DIVERSIFIED REALTY CORPORATION
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
For the Six Months ended June 30, 2007
For the Year ended December 31, 2006
(In thousands, except per share data)
(Unaudited)
The unaudited pro forma condensed consolidated statement of operations for the six months ended June 30, 2007 is presented as if (i) the merger with IRRETI and the funding for the TIAA-CREF Joint Venture and related financings and (ii) the transfer of 56 properties or interests therein to an effective 20% equity investment (the “Fund”) had occurred on January 1, 2006.
The unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2006 is presented as if (i) the merger with IRRETI and the funding for the TIAA-CREF Joint Venture and related financings and (ii) the transfer of 56 properties or interests therein to an effective 20% equity investment (the “Fund”) had occurred on January 1, 2006.
The following unaudited pro forma information is based upon the historical consolidated results of operations of the Company for the six months ended June 30, 2007 and the year ended December 31, 2006, giving effect to the items listed above. The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the historical financial statements and notes thereto included in the Company’s Form 10-Q for the six months ended June 30, 2007 and Form 8-K dated June 30, 2007 and filed on November 9, 2007 (which financial statements reflect the impact of property sales as discontinued operations pursuant to the provisions of SFAS 144 — “Accounting for the Impairment or Disposal of Long Lived Assets”) for the year ended December 31, 2006.
The unaudited pro forma condensed consolidated statements of operations do not purport to represent what the actual results of operations of the Company would have been assuming the transactions had been completed as set forth above, nor do they purport to represent the Company’s results of operations for future periods. The Company accounted for the merger utilizing the purchase method of accounting. The pro forma adjustments relating to the merger are based on the Company’s preliminary purchase price allocation and certain estimates. The Company engaged an appraiser to perform a valuation of the real estate and certain other assets, the results of which are expected to be completed before December 31, 2007. As a result, the amounts included in the pro forma adjustments are preliminary and subject to change. There can be no assurance that the final adjustments will not be materially different from those included herein.

DEVELOPERS DIVERSIFIED REALTY CORPORATION
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 2007
(In thousands, except per share data)
(Unaudited)

			Pro Forma Adjustments
			(unaudited)
							Fund and
	Company	IRRETI	TIAA-CREF		IRRETI		Other		Company
	Historical	Historical	Joint Venture		Merger		Dispositions		Pro Forma
Revenues from rental properties	$434,820	$77,565	$(38,461	)(a)	$—		$(48,807	)(i)	$425,117
Management fee and other fee related income	21,078	—	—		2,048	(b)	3,644	(j)	26,770
Other income	20,450	1,332	(226	)(a)	—		(308	)(i)	21,248

	476,348	78,897	(38,687)		2,048		(45,471)		473,135

Operating and maintenance	62,720	9,871	(4,182	)(a)	—		(8,022	)(i)	60,387
Real estate taxes	56,952	8,525	(4,312	)(a)	—		(6,473	)(i)	54,692
General and administrative	40,678	48,252	—		—	(c)	(40	)(i)	88,890
Depreciation and amortization	107,225	25,057	(11,825	)(a)	415	(d)	(6,331	)(i)	114,338
					(203	)(e)

	267,575	91,705	(20,319)		212		(20,866)		318,307

Other income (expense):
Interest income	6,182	558	—		—		(3	)(i)	6,737
Interest expense	(135,452)	(19,199)	—		2,893	(f)	6,543	(i)	(125,644)
							19,571	(k)
Other income (expense)	(450)	—	(9	)(a)	—		—		(459)

	(129,720)	(18,641)	(9)		2,893		26,111		(119,366)
Income before equity in net income of joint ventures, income tax of taxable REIT subsidiaries and franchise taxes, and minority interests	79,053	(31,449)	(18,377)		4,729		1,506		35,462
Equity in net income of joint ventures	27,883	(54)	—		(280	)(g)	(1,257	)(l)	26,292
Income tax of taxable REIT subsidiaries and franchise taxes	15,770	—	—		—				15,770
Minority interests	(13,715)	—	—		(7,683	)(h)	17,373	(k)	(4,025)

Income from continuing operations	108,991	(31,503)	(18,377)		(3,234)		17,622		73,499
Preferred dividends	(29,800)	—	—		—		—		(29,800)

Income applicable to common shareholders from continuing operations	$79,191	$(31,503)	$(18,377)		$(3,234)		$17,622		$43,699

Per share data:
Basic earnings per share data:
Income applicable to common shareholders from continuing operations	$1.16								$0.83 (m)

Diluted earnings per share data:
Income applicable to common shareholders from continuing operations	$1.16								$0.82 (m)

Weighted average number of common shares:
Basic	119,681								125,149

Diluted	121,317								125,923

DEVELOPERS DIVERSIFIED REALTY CORPORATION
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 2007
(In thousands, except per share data)
(Unaudited)

(a)	Represents the formation of the effective 15% Company owned TIAA-CREF Joint Venture which acquired 66 properties previously consolidated by IRRETI. All historic operating activity for the 66 properties has been eliminated due to the sale of the properties to the TIAA-CREF Joint Venture.

(b)	Estimated management fee and asset management fee income assumed to be earned by the Company from the TIAA-CREF Joint Venture. The management fee is based upon a contractual rate of 4% of IRRETI historical property revenues from the properties sold to the TIAA-CREF Joint Venture. The asset management fee is based upon a contractual rate of 25 basis points of joint venture equity.

(c)	There has been no adjustment to IRRETI’s historical general and administrative expenses, which includes severance charges. However, Company management believes there will be a reduction in such expenses. There can be no assurance that the Company will be successful in realizing anticipated costs savings.

(d)	To reflect depreciation expense utilizing a 31.5 year life for buildings. Depreciation expense is calculated based on a preliminary purchase price allocation. The adjustment is calculated as follows:

Fair market value of tangible real estate assets	$2,982,115
Less: Non-depreciable real estate assets	(821,603)

Depreciable buildings and improvements	$2,160,512

Depreciation expense based on 31.5 year life	$11,271
Less: Depreciation expense recorded by IRRETI	(10,856)

Depreciation expense adjustment through the date of acquisition	$415

The allocation of the fair market value of real estate assets between buildings and improvements and non-depreciable real estate, principally land, is preliminary and based upon certain estimates.

DEVELOPERS DIVERSIFIED REALTY CORPORATION
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 2007 (continued)
(In thousands, except per share data)
(Unaudited)
(e)	To reflect amortization expense for intangible assets, primarily in-place lease values and tenant relationship values, as follows:

Amortization expense estimated based upon a weighted seven-year life	$2,173
Less: Amortization expense recorded by IRRETI	(2,376)

$(203)

(f)	To reflect the decrease in interest expense as follows:

Eliminate historical interest expense reported by IRRETI	$(19,199)
Record interest expense relating to the bridge facility (principal — $750,000)	7,587
Record interest expense associated with the TIAA- CREF Joint Venture investment borrowed under the Company’s revolving credit facility (principal — $183,281)	1,808
Record interest expense on the Company’s revolving credit facility (principal — $146,893)	1,449
Record interest expense on the Company’s term loan (principal — $150,000)	1,505
Record interest at fair market value for assumed secured indebtedness (principal — $446,542)	3,997
Amortization of deferred financing costs relating to the bridge facility	242
Capitalized interest on estimated assumed construction in progress	(282)
$(2,893)

The acquisition cost with respect to IRRETI was partially funded by $750,000 in the bridge facility borrowing which bears interest at LIBOR plus 75 basis points. The bridge facility was repaid in June 2007 through the sale of assets to third parties or equity affiliates. Approximately $446,542 of existing secured indebtedness was assumed at a weighted average market interest rate of approximately 5.4%. The remaining estimated funding of $480,174 was borrowed against the Company’s existing revolving credit facility and term loan which bore interest at LIBOR plus 60 basis points and 70 basis points, respectively. The Company subsequently entered into alternate financing arrangements, including a long-term debt financing and the sale of assets to third parties and equity affiliates, to refinance the above borrowings.

DEVELOPERS DIVERSIFIED REALTY CORPORATION
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 2007 (continued)
(In thousands, except per share data)
(Unaudited)
Since the interest rates on the bridge facility, revolving credit facility and Term Loan are based on a spread over LIBOR, the rates will periodically change. If the interest rates on the incremental borrowings under these credit facilities increases or decreases by 12.5 basis points, the following adjustment would be made to interest expense for the twelve month period:

Adjustment to interest expense if rate increases 12.5 basis points	$1,538
Adjustment to interest expense if rate decreases 12.5 basis points	$(1,538)
(g)	Represents the estimated equity in net income from the TIAA-CREF Joint Venture. The amount was calculated using the historical property revenues, operating and maintenance expenses, real estate taxes, general and administrative expenses and other income. Depreciation and amortization expense was calculated based upon the estimated fair market value of the related assets and the estimated useful lives. The property management and asset management fees were calculated pursuant to the contractual rates (see note b). Interest expense was calculated based upon the fair market value of the assumed indebtedness and the stated fixed interest rates of the joint venture financing. A summary is as follows:

Revenues from operations (historical results)	$38,687
Rental operation expenses	(10,056)
Depreciation and amortization expense	(13,169)
Asset management fee	(509)
Interest expense	(16,822)

Net loss	$(1,869)

Company’s proportionate share of net loss	$(280)

Since the interest rate on the TIAA-CREF revolving credit facility is based on a spread over LIBOR, the rate will periodically change. If the interest rate on the incremental borrowing under this credit facility increases or decreases by 12.5 basis points, the following adjustment would be made to interest expense for the TIAA-CREF Joint Venture for the twelve month period:

Adjustment to interest expense if rate increases 12.5 basis points	$281
Adjustment to interest expense if rate decreases 12.5 basis points	$(281)
(h)	Represents preferred distributions relating to the $500 million of preferred units assuming the preferred units are outstanding for the period January 1, 2007 to the date of acquisition. The preferred units have an increasing floating distribution rate based upon LIBOR. This rate increases significantly if the preferred units are still outstanding after 180 days. The Company had the right to redeem the preferred units at any time at a redemption price equal to the aggregate liquidation preference of the preferred units plus any accumulated unpaid distributions, subject to a discount of up to 3%. There is no discount if the preferred units are redeemed after 365 days from the date of issuance. As a result, the pro forma adjustment also includes the accretion expense associated with the full amount of the $15,750 in issuance costs since the preferred units are assumed to be outstanding through the period ended June 21, 2007. The Company redeemed the preferred units in June 2007 with proceeds from the sale of assets to third parties and contribution of assets to equity affiliates.

DEVELOPERS DIVERSIFIED REALTY CORPORATION
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 2007 (continued)
(In thousands, except share and per share data)
(Unaudited)
(i)	Reflects the elimination of revenues and expenses associated with the transfer of 56 wholly-owned properties, of which 54 properties were acquired from IRRETI, to an effectively owned 20% non-controlling equity affiliate, DDR Domestic Retail Fund I and 17 IRRETI properties sold to a third party in June 2007, for the six months ended June 30, 2007. The pro forma adjustments for the contribution of assets associated with the transfer of three wholly-owned properties to an effectively owned 10% non-controlling equity affiliate, Dividend Capital Total Realty Trust Joint Venture, are not reflected herein as these assets were under development or in the lease-up phase during 2006 and, therefore, the 2007 operating results are not reflective of the future operations of the properties in the aggregate.

(j)	Estimated management fee and asset management fee income assumed to be earned by the Company from an effectively owned 20% non-controlling equity affiliate. The management fee is based upon a contractual rate of 4% of historical revenues for 56 wholly-owned assets contributed to the Fund. The other seven assets were transferred from an equity affiliate and as such, the Company’s management fee income from these assets is already included in the historical results of operations. The asset management fee is based upon a contractual rate of 0.75% of the Fund equity.

(k)	Reflects the reduction in interest costs associated with the proceeds from the transfer of 56 wholly-owned properties to the Fund for the six months ended June 30, 2007. It is assumed that proceeds of $1,231.3 million for the transfer of 56 properties were utilized to repay $500 million of preferred units (see Note h) and the bridge facility (see Note f) through the date of acquisition by the Fund.

(l)	Represents the estimated equity in net loss from the Fund. The amount was calculated using the historical property revenues, operating and maintenance expenses and real estate taxes. Depreciation and amortization expense was calculated based upon the estimated fair market value of the related assets and the estimated useful lives. The management fee and asset management fee was calculated pursuant to the contractual rate (see Note j). Interest expense was calculated based upon the fair market value of the assumed indebtedness and the stated variable interest rate. A summary through the date of acquisition is as follows:

Revenues from operations (historical results)	$56,783
Rental operation expenses	(18,982)
Depreciation and amortization expense	(16,410)
Asset management fees	(1,762)
Interest expense	(23,393)

Net loss	$(3,764)

Company’s proportionate share of net loss	(753)
Equity in net income historically recorded	504

Equity in net loss of joint venture adjustment	$(1,257)

DEVELOPERS DIVERSIFIED REALTY CORPORATION
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 2007 (continued)
(In thousands, except per share data)
(Unaudited)
(m)	Pro forma income per common share is based upon the weighted-average number of the Company’s common shares assumed to be outstanding during 2007 and includes 17.3 million shares issued (5.5 million shares on a weighted average basis for the six months ended June 30, 2007) in conjunction with the merger, of which 5.7 million shares were issued to IRRETI stockholders. The 5.7 million shares equate to a 0.021569 common share of the Company per share of IRRETI common stock in satisfaction of $1.50 of the per share merger consideration. The number of common shares issued was based upon a market value issuance price of $69.54 per share. Of the total 5.7 million shares issued to IRRETI stockholders, 0.3 million shares were issued out of the Company’s treasury shares.
In accordance with SFAS No. 128, “Earnings Per Share,” basic and diluted earnings per share from continuing operations is calculated as follows:

Income from continuing operations	$73,499
Add: Gain on disposition of real estate (1)	60,155
Less: Preferred stock dividends	(29,800)

Basic and diluted – Income from continuing operations and applicable to common shareholders	$103,854

Number of shares:
Basic – average shares outstanding	125,149
Effect of dilutive securities:
Stock options	575
Restricted stock	199

Diluted average shares outstanding	125,923

Per share data:
Basic earnings:
Income applicable to common shareholders from continuing operations	$0.83
Diluted earnings:
Income applicable to common shareholders from continuing operations	$0.82
(1) Amount represents actual gain on sale of assets from the Company ($60,022) and IRRETI ($133) for the six months ended June 30, 2007, which are not presented in the accompanying pro forma condensed consolidated statement of operations.

DEVELOPERS DIVERSIFIED REALTY CORPORATION
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended December 31, 2006
(In thousands, except per share data)
(Unaudited)

					Pro Forma Adjustments
					(unaudited)
									Fund and
	Company	IRRETI	Reclassifications	IRRETI	TIAA-CREF		IRRETI		Other		Company
	Historical	Historical	(a)	Adjusted	Joint Venture		Merger		Dispositions		Pro Forma
Revenues from rental properties	$715,449	$492,654	$—	$492,654	$(245,068	)(b)	$—		$(118,499	)(j)	$844,536
Management fee and other fee related income	30,294	—	—	—	—		19,163	(c)	8,332	(k)	57,789
Other income	34,441	10,687	6,293	16,980	(5,850	)(b)	—		(2,306	)(j)	43,265

	780,184	503,341	6,293	509,634	(250,918)		19,163		(112,473)		945,590

Operating and maintenance	108,013	73,369	—	73,369	(32,447	)(b)	—		(17,625	)(j)	131,310
Real estate taxes	91,076	56,028	—	56,028	(29,855	)(b)	—		(15,300	)(j)	101,949
General and administrative	60,679	14,590	—	14,590	—		—	(d)	(169	)(j)	75,100
Depreciation and amortization	183,171	145,372	—	145,372	(71,344	)(b)	4,028	(e)	(36,535	)(j)	227,300
							2,608	(f)	—

	442,939	289,359	—	289,359	(133,646)		6,636		(69,629)		535,659

Other income (expense):
Interest income	9,053	—	4,906	4,906	—		—		(20)	(j)	13,939
Interest expense	(211,132)	(121,419)	—	(121,419)	—		26,380	(g)	30,910	(j)	(231,659)
									43,602	(l)
Other income (expense)	(446)	13,965	(13,965)	—	50	(b)	—		—		(396)

	(202,525)	(107,454)	(9,059)	(116,513)	50		26,380		74,492		(218,116)

Income before equity in net income of joint ventures, income tax of taxable REIT subsidiaries and franchise taxes, and minority interests	134,720	106,528	(2,766)	103,762	(117,222)		38,907		31,648		191,815
Equity in net income of joint ventures	30,337	—	(455)	(455)	—		(646	)(h)	(2,143	)(m)	27,093
Income tax of taxable REIT subsidiaries and franchise taxes	2,497	—	—	—	—		—		—		2,497
Minority interests	(8,453)	—	—	—	—		(58,339	)(i)	58,339	(l)	(8,453)

Income from continuing operations	159,101	106,528	(3,221)	103,307	(117,222)		(20,078)		87,844		212,952
Preferred dividends	(55,169)	—	—	—	—		—		—		(55,169)

Income applicable to common shareholders from continuing operations	$103,932	$106,528	$(3,221)	$103,307	$(117,222)		$(20,078)		$87,844		$157,783

Per share data:
Basic earnings per share data:
Income applicable to common shareholders from continuing operations	$1.62										$1.85 (n)

Diluted earnings per share data:
Income applicable to common shareholders from continuing operations	$1.61										$1.84 (n)

Weighted average number of common shares:
Basic	109,002										126,268

Diluted	109,613										126,879

DEVELOPERS DIVERSIFIED REALTY CORPORATION
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended December 31, 2006 (continued)
(In thousands, except per share data)
(Unaudited)

(a)	Represents reclassifications of IRRETI historical results to break out other income and interest income in accordance with S-X rules and to conform to the Company’s financial statement presentation. The IRRETI income applicable to common shareholders from continuing operations of $3,221 represents gain on disposition of real estate.

(b)	Represents the formation of the effective 15% Company owned TIAA-CREF Joint Venture which acquired 66 properties previously consolidated by IRRETI. All historic operating activity for the 66 properties has been eliminated due to the sale of the properties to the TIAA-CREF Joint Venture.

(c)	Estimated management fee and asset management fee income assumed to be earned by the Company from the TIAA-CREF Joint Venture. The management fee is based upon a contractual rate of 4% of IRRETI historical property revenues from the properties sold to the TIAA-CREF Joint Venture. The asset management fee is based upon a contractual rate of 25 basis points of joint venture equity. The acquisition fee is based upon a contractual rate of 25 basis points of the acquisition value of which the Company only recognizes revenue relating to the outside partner ownership interest of 85%.

(d)	There has been no adjustment to IRRETI’s historical general and administrative expenses. However, Company management believes there will be a reduction in such expenses. There can be no assurance that the Company will be successful in realizing anticipated costs savings.

(e)	To reflect depreciation expense utilizing a 31.5 year life for buildings. Depreciation expense is calculated based on a preliminary purchase price allocation. The adjustment is calculated as follows:

Fair market value of tangible real estate assets	$2,982,115
Less: Non-depreciable real estate assets	(821,603)

Depreciable buildings and improvements	$2,160,512

Depreciation expense based on 31.5 year life	$67,622
Less: Depreciation expense recorded by IRRETI	(63,594)

Depreciation expense adjustment	$4,028

The allocation of the fair market value of real estate assets between buildings and improvements and non-depreciable real estate, principally land, is preliminary and based upon certain estimates.

DEVELOPERS DIVERSIFIED REALTY CORPORATION
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended December 31, 2006 (continued)
(In thousands, except per share data)
(Unaudited)
(f)	To reflect amortization expense for intangible assets, primarily in-place lease values and tenant relationship values, as follows:

Amortization expense estimated based upon a weighted seven-year life	$13,042
Less: Amortization expense recorded by IRRETI	(10,434)

$2,608

(g)	To reflect the decrease in interest expense as follows:

Eliminate historical interest expense reported by IRRETI	$(121,419)
Record interest expense relating to the bridge facility (principal — $750,000)	43,819
Record interest expense associated with the TIAA-CREF Joint Venture investment borrowed under the Company’s revolving credit facility (principal — $183,281)	10,433
Record interest expense on the Company’s revolving credit facility (principal — $146,893)	8,362
Record interest expense on the Company’s term loan (principal — $150,000)	8,689
Record interest at fair market value for assumed secured indebtedness (principal — $446,542)	23,979
Amortization of deferred financing costs relating to the bridge facility	1,450
Capitalized interest on estimated assumed construction in progress	(1,693)
$(26,380)

The acquisition cost with respect to IRRETI was partially funded by $750,000 in the bridge facility borrowing which bears interest at LIBOR plus 75 basis points. The bridge facility was repaid in June 2007 through the sale of assets to third parties or equity affiliates. Approximately $446,542 of existing secured indebtedness was assumed at a weighted average market interest rate of approximately 5.4%. The remaining estimated funding of $480,174 was borrowed against the Company’s existing revolving credit facility and term loan which bore interest at LIBOR plus 60 basis points and 70 basis points, respectively. The Company subsequently entered into alternate financing arrangements, including a long-term debt financing and the sale of assets to third parties and equity affiliates, to refinance the above borrowings.

DEVELOPERS DIVERSIFIED REALTY CORPORATION
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended December 31, 2006 (continued)
(In thousands, except per share data)
(Unaudited)
Since the interest rates on the bridge facility, revolving credit facility and term loan are based on a spread over LIBOR, the rates will periodically change. If the interest rates on the incremental borrowings under these credit facilities increases or decreases by 12.5 basis points, the following adjustment would be made to interest expense:

Adjustment to interest expense if rate increases 12.5 basis points	$1,538
Adjustment to interest expense if rate decreases 12.5 basis points	$(1,538)
(h)	Represents the estimated equity in net income from the TIAA-CREF Joint Venture. The amount was calculated using the historical property revenues, operating and maintenance expenses, real estate taxes, general and administrative expenses and other income. Depreciation and amortization expense was calculated based upon the estimated fair market value of the related assets and the estimated useful lives. The property management and asset management fees were calculated pursuant to the contractual rates (see note c). Interest expense was calculated based upon the fair market value of the assumed indebtedness and the stated fixed interest rates of the joint venture financing. A summary is as follows:

Revenues from operations (historical results)	$250,918
Rental operation expenses	(72,225)
Depreciation and amortization expense	(79,013)
Asset management fee	(3,055)
Interest expense	(100,932)

Net loss	$(4,307)

Company’s proportionate share of net loss	$(646)

Since the interest rate on the TIAA-CREF revolving credit facility is based on a spread over LIBOR, the rate will periodically change. If the interest rate on the incremental borrowing under this credit facility increases or decreases by 12.5 basis points, the following adjustment would be made to interest expense for the TIAA-CREF Joint Venture:

Adjustment to interest expense if rate increases 12.5 basis points	$281
Adjustment to interest expense if rate decreases 12.5 basis points	$(281)
(i)	Represents preferred distributions relating to the $500 million of preferred units assuming the preferred units are outstanding for the full 12 months in 2006. The preferred units have an increasing floating distribution rate based upon LIBOR. This rate increases significantly if the preferred units are still outstanding after 180 days. The Company had the right to redeem the preferred units at any time at a redemption price equal to the aggregate liquidation preference of the preferred units plus any accumulated unpaid distributions, subject to a discount of up to 3%. There is no discount if the preferred units are redeemed after 365 days from the date of issuance. As a result, the pro forma adjustment also includes the accretion expense associated with the full amount of the $15,750 in issuance costs since the preferred units are assumed to be outstanding throughout 2006. The Company redeemed the preferred units in June 2007 with proceeds from the sale of assets to third parties and contribution of assets to equity affiliates.

DEVELOPERS DIVERSIFIED REALTY CORPORATION
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended December 31, 2006 (continued)
(In thousands, except share and per share data) (Unaudited)
(j)	Reflects the elimination of revenues and expenses associated with the transfer of 56 wholly-owned properties, of which 54 properties were acquired from IRRETI, to an effectively owned 20% non-controlling equity affiliate, DDR Domestic Retail Fund I and 17 IRRETI properties sold to a third party in June 2007, for the year ended December 31, 2006. The pro forma adjustments for the contribution of assets associated with the transfer of three wholly-owned properties to an effectively owned 10% non-controlling equity affiliate, Dividend Capital Total Realty Trust Joint Venture, are not reflected herein as these assets were under development or in the lease-up phase during 2006 and, therefore, the 2006 operating results are not reflective of the future operations of the properties in the aggregate.

(k)	Estimated management fee and asset management fee income assumed to be earned by the Company from an effectively owned 20% non-controlling equity affiliate. The management fee is based upon a contractual rate of 4% of historical revenues for 56 wholly-owned assets contributed to the Fund. The other seven assets were transferred from an equity affiliate and as such, the Company’s management fee income from these assets is already included in the historical results of operations. The asset management fee is based upon a contractual rate of 0.75% of the Fund equity.

(l)	Reflects the reduction in interest costs associated with the proceeds from the transfer of 56 wholly-owned properties to the Fund for the year ended December 31, 2006. It is assumed that proceeds of $1,231.3 million for the transfer of 56 properties were utilized to repay $500 million of preferred units (see Note i) and the bridge facility (see Note g) for the year ended December 31, 2006.

(m)	Represents the estimated equity in net loss from the Fund. The amount was calculated using the historical property revenues, operating and maintenance expenses and real estate taxes. Depreciation and amortization expense was calculated based upon the estimated fair market value of the related assets and the estimated useful lives. The management fee and asset management fee was calculated pursuant to the contractual rate (see Note k). Interest expense was calculated based upon the fair market value of the assumed indebtedness and the stated variable interest rate. A summary for the year ended December 31, 2006 is as follows:

Revenues from operations (historical results)	$129,314
Rental operation expenses	(38,858)
Depreciation and amortization expense	(37,670)
Asset management fees	(4,046)
Interest expense	(53,701)

Net loss	$(4,961)

Company’s proportionate share of net loss	(992)
Equity in net income historically recorded	1,151

Equity in net loss of joint venture adjustment	$(2,143)

DEVELOPERS DIVERSIFIED REALTY CORPORATION
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended December 31, 2006 (continued)
(In thousands, except per share data)
(Unaudited)
(n)	Pro forma income per common share is based upon the weighted-average number of the Company’s common shares assumed to be outstanding during 2006 and includes 17.3 million shares issued in conjunction with the merger, of which 5.7 million shares were issued to IRRETI stockholders. The 5.7 million shares equate to a 0.021569 common share of the Company per share of IRRETI common stock in satisfaction of $1.50 of the per share merger consideration. The number of common shares issued was based upon a market value issuance price of $69.54 per share. Of the total 5.7 million shares issued to IRRETI stockholders, 0.3 million shares were issued out of the Company’s treasury shares. For purposes of this pro forma presentation, it is assumed that the Company had the necessary amount of shares in treasury available for re-issuance in 2006.
In accordance with SFAS No. 128, “Earnings Per Share,” basic and diluted earnings per share from continuing operations is calculated as follows:

Income from continuing operations	$212,952
Add: Gain on disposition of real estate (1)	75,244
Less: Preferred stock dividends	(55,169)

Basic and diluted – Income from continuing operations and applicable to common shareholders	$233,027

Number of shares:
Basic – average shares outstanding	126,268
Effect of dilutive securities:
Stock options	546
Restricted stock	65

Diluted average shares outstanding	126,879

Per share data:
Basic earnings:
Income applicable to common shareholders from continuing operations	$1.85
Diluted earnings:
Income applicable to common shareholders from continuing operations	$1.84
(1)	Amount represents actual gain on sale of assets from the Company and IRRETI for the year ended December 31, 2006, which are not presented in the accompanying pro forma condensed consolidated statement of operations.

DEVELOPERS DIVERSIFIED REALTY CORPORATION
Estimated Twelve-Month Pro Forma Statement of Taxable Net Operating Income
and Operating Funds Available
(Unaudited)
The following unaudited statement is a pro forma estimate of taxable income and operating funds available for the year ended December 31, 2006. The pro forma statement is based on the Company’s historical operating results for the twelve-month period ended December 31, 2006 adjusted for the effect of (i) the issuance of $250 million of convertible notes in August 2006, (ii) the Company’s merger with IRRETI and related financings and certain other items related to operations which can be factually supported (iii) the issuance of $600 million of convertible notes in March 2007, (iv) the transfer of 56 properties or interests therein to an effective 20% equity investment and (v) the transfer of three properties or interests therein to an effective 10% equity investment had occurred on January 1, 2006. This statement does not purport to forecast actual operating results for any period in the future.
This statement should be read in conjunction with (i) the Company’s Form 8-K dated June 30, 2007 and filed on November 9, 2007 (which financial statements reflect the impact of property sales as discontinued operations pursuant to the provisions of SFAS 144 — “Accounting for the Impairment or Disposal of Long Lived Assets”) for the year ended December 31, 2006 and (ii) the pro forma condensed consolidated financial statements of the Company included elsewhere herein.

DEVELOPERS DIVERSIFIED REALTY CORPORATION
Estimated Twelve-Month Pro Forma Statement of Taxable Net Operating Income
and Operating Funds Available
(Unaudited)

Estimate of Taxable Net Operating Income (in thousands):
Company historical income from continuing operations before extraordinary item, exclusive of property depreciation and amortization (Note 1)	$342,272
IRRETI historical income from continuing operations before extraordinary item, exclusive of property depreciation and amortization (Note 2)	248,679
TIAA-CREF Joint Venture – historical earnings from continuing operations, as adjusted, exclusive of depreciation and amortization (Note 2)	(188,566)
Merger with IRRETI – historical earnings from continuing operations, as adjusted, exclusive of depreciation and amortization (Note 2)	(13,442)
Issuance of $250 million of convertible notes in August 2006	—
Issuance of $600 million convertible notes in March 2007	—
Fund and Other Dispositions – historical income from continuing operations before extraordinary item, exclusive of property depreciation and amortization (Note 2)	51,309
Estimated 2006 tax depreciation and amortization (Note 3)	(156,726)
Pro forma tax depreciation of the merger with IRRETI	(30,944)

Pro forma taxable income before dividends deduction	252,582
Estimated dividends deduction (Note 4)	(353,161)

$—

Pro forma taxable net operating income	$—

Estimate of Operating Funds Available (in thousands):
Pro forma taxable operating income before dividend deduction	$252,582
Add pro forma depreciation	187,670

Estimated pro forma operating funds available (Note 5)	$440,252

DEVELOPERS DIVERSIFIED REALTY CORPORATION
Estimated Twelve-Month Pro Forma Statement of Taxable Net Operating Income
and Operating Funds Available
(Unaudited)

Note 1 -	The historical earnings from operations represents the Company’s earnings from operations for the twelve-months ended December 31, 2006, as reflected in the Company’s historical financial statements.

Note 2 -	The historical earnings from operations represent the revenues and certain expenses as referred to in the pro forma condensed consolidated statement of operations for the year ended December 31, 2006, included elsewhere herein.

Note 3 -	Tax depreciation for the Company is based upon the Company’s historical cost basis, as reflected in the Company’s financial statements in accordance with generally accepted accounting principles. At December 31, 2006, the tax cost basis of assets was approximately $ 7.3 billion. The costs consist primarily of land or depreciable assets that are generally depreciated on a straight-line method over a 40-year life for tax purposes.

Note 4 -	Estimated dividends deduction is calculated as follows:

Common share dividend (126,268,000 shares x $2.36(a) per share)	$297,992
Class F Preferred shares	12,900
Class G Preferred shares	14,400
Class H Preferred shares	15,119
Class I Preferred shares	12,750

$353,161

(a)	No pro forma adjustments have been made to the Company’s 2006 dividends since the operating results from the Company’s acquisition of IRRETI in 2006 are not reflective of the future operating results.

Note 5 -	Operating funds available does not represent cash generated from operating activities in accordance with generally accepted accounting principles and is not necessarily indicative of cash available to fund cash needs.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Developers Diversified Realty Corporation
(Registrant)

Date November 9, 2007

/s/ William H. Schafer
William H. Schafer
Executive Vice President and Chief Financial Officer